                                                                     EXHIBIT 4.1


  COMMON STOCK         [CHAPARRAL NETWORK STORAGE LOGO]       COMMON STOCK

    NUMBER                                                       SHARES

----------------                                              --------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                     CUSIP 159418 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                 AND RESTRICTIONS ON TRANSFER
THIS CERTIFIES THAT






is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                           PAR VALUE OF .001 EACH, OF

         CHAPARRAL NETWORK STORAGE, INC. (hereinafter and on the back hereof called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Articles of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), as now or hereafter amended, to all of which the holder hereof by acceptance hereof of assents. This Certificate in not valid unless countersigned and registered by a Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

      [SEAL]             /s/ GARY L. ALLISON             /s/ DOUGLAS J. LEHRMANN
                         Chief Executive Officer         Secretary

COUNTERSIGNED AND REGISTERED:
         AMERICAN SECURITIES TRANSFER, INC.
                  P.O. Box 1596, Denver, CO 80201

                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

                                                            AUTHORIZED SIGNATURE

                        CHAPARRAL NETWORK STORAGE, INC.

     This Corporation is authorized to issue shares of more than one class of stock. This Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the office of the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM- as tenants in common                    UNIF GIFT MIN ACT            Custodian
TEN ENT- as tenants by the entireties                             -----------           ------------
 JT TEN- as joint tenants with right                                (Cust)                (Minor)
            of survivorship and not as                              under Uniform Gifts to Minors
            tenants in common                                  Act
                                                                   ---------------------------------
                                                                                (State)




     Additional abbreviations may also be used though not in the above list.



For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                  ]
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated
     ------------------------------------






                                      X
                                       -----------------------------------------
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        --------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                        ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.